ALLIANCE
                -----------------------------------------------
                                VARIABLE PRODUCTS
                -----------------------------------------------
                                   SERIES FUND
                -----------------------------------------------
                             MONEY MARKET PORTFOLIO
                -----------------------------------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 2001

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

MONEY MARKET PORTFOLIO                    Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

February 12, 2002

Dear Investor:

We are pleased to provide you with an update of Alliance Variable Products Series Fund--Alliance Money Market Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2001.

INVESTMENT OBJECTIVE

The Portfolio's investment objectives are in the following order of priority-safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government.

INVESTMENT RESULTS

Listed below is the Portfolio's average annual total return for the one-year period ended December 31, 2001.

1 Year                                          3.57%
Annualized 7-Day Yield*                         1.17%

      Total returns are based on net asset value (NAV) performance for Class A Shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Money Market Portfolio yield is an annualized 7-day compound return as of December 31, 2001.

INVESTMENT RESULTS

For the six- and 12-month periods ended December 31, 2001, the Portfolio returned 1.23% and 3.57%, respectively. During the same six- and 12-month reporting period, the total returns for the Portfolio's benchmark, the Salomon Smith Barney 3-Month Treasury Bill Index, were 1.57% and 4.09%, respectively. The Portfolio's seven-day annualized yield for the period ended December 31, 2001 was 1.17%.

MARKET REVIEW

The U.S. economy officially slipped into recession in March of 2001. The economy had been weak for much of the second half of 2000, eking out gains of less than 2% in real gross domestic product (GDP). However, the economy was never able to develop much forward momentum given the ongoing cutbacks in business spending and inventory positions in addition to weakness in corporate profits. By the spring of 2001, the weakness in the economy finally caught up to the labor market, evident by sizeable job-loss and a rise in the civilian unemployment rate. The economy more or less muddled through the summer months, showing some signs of recovery by the end of summer; however, the events of September 11 clearly eliminated any chance of recovery occurring in 2001.

The massive terrorist attack on the U.S. delivered a crushing blow to consumer and business confidence. Not surprisingly, the economy nose-dived soon after the attacks and more than one million jobs were lost by year-end.

The magnitude of the problems that followed was not upon policymakers. In fact, their prompt responses were most encouraging. On the fiscal front, Congress quickly passed an emergency-spending package, authorizing $40 billion to fund recovery and relief efforts in New York and Washington D.C., and help fund the military efforts. Later, Congress passed legislation to help the commercial airline industry and to nationalize security efforts at all airports. The U.S. Federal Reserve, meanwhile, quickly lowered the target on the federal funds rate by 50 basis points and then lowered it again by another 125 basis points in the fourth quarter of 2001.

The fast policy response helped the economy perform much better than expected. Final demand in the fourth quarter rose to an estimated 1% annualized return, not a strong showing; however, many analysts expected final demand to be off 2% or more in the quarter. Companies were also surprised by how well consumer demand held up in the quarter, evidenced by the record $100 billion annualized decline in inventory positions in the period. We suspect a lot of the inventory liquidation was unintentional, compelling companies to raise production in early 2002.

NEAR-TERM OUTLOOK

The U.S. has some solid momentum going into 2002. Companies in both the old and new economy reported better-than-expected sales figures for fourth quarter

MONEY MARKET PORTFOLIO                    Alliance Variable Products Series Fund
================================================================================

2001, and many of them expect demand to improve further in 2002. Overall, liquidity flows remain strong, and indicate a relatively strong gain in real GDP of about 3.5% in 2002. On the policy front, we expect the U.S. Federal Reserve to maintain its low interest rate stance until the second half of 2002, and we are still hopeful that Congress will pass another small stimulus package relatively soon.

We appreciate your investment in Alliance Money Market Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Raymond Papera

Raymond Papera
Vice President and Portfolio Manager

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

                                   Principal
                                    Amount
Company                              (000)       U.S. $ Value
-------------------------------------------------------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS-73.3%

Federal Home Loan Bank
   1.81%, 2/11/02..............     $ 5,600    $    5,588,456
   1.92%, 1/25/02..............      10,000         9,987,200
   2.335%, 12/12/02............       5,000         5,000,000
   2.37%, 12/12/02.............       5,000         5,000,000
Federal Home Loan Mortgage
   Corp.
   1.74%, 3/21/02..............      10,000         9,961,817
   1.75%, 2/12/02..............      10,000         9,979,583
   1.75%, 3/14/02..............       8,556         8,526,054
   1.75%, 3/28/02..............      10,000         9,958,195
   1.80%, 1/09/02..............       4,200         4,198,320
   1.93%, 1/22/02..............       8,000         7,990,993
Federal National Mortgage
   Association
   1.74%, 3/14/02..............      10,000         9,965,200
   1.78%, 9/27/02 FRN..........       5,000         4,995,097
   1.78%, 3/27/03 FRN..........       5,000         4,997,430
   1.81%, 11/29/02 FRN.........      10,000         9,997,491
   1.83%, 1/31/02..............       1,200         1,198,170
   1.97%, 2/21/02..............      13,000        12,963,719
   2.03%, 5/05/03 FRN..........       5,000         4,994,814
   2.22%, 3/22/02 FRN..........       5,000         5,000,000
                                               --------------
Total U.S. Government Agency
   Obligations
   (amortized cost
   $130,302,539)...............                   130,302,539
                                               --------------
COMMERCIAL
   PAPER-25.5%
Banc One Financial Corp.
   2.00%, 1/16/02..............       1,200         1,199,000
Caterpillar Financial
   Services, Ltd.
   1.80%, 2/22/02..............       2,500         2,493,500
Coca-Cola Co.
   1.83%, 2/15/02..............       2,000         1,995,425
GE Capital International
   Funding
   1.89%, 2/11/02..............       4,000         3,991,390
General Electric Capital Corp.
   1.85%, 5/16/02..............       3,000         2,979,187
Gillette Co.
   1.84%, 5/13/02..............       2,000         1,986,507
Morgan Stanley Dean Witter
   1.86%, 1/29/02..............       2,500         2,496,383
National Cooperative Services
   Corp.
   1.82%, 3/01/02..............       2,000         1,994,034
Pfizer, Inc.
   1.81%, 1/25/02..............       5,000         4,993,967
Private Export Funding Corp.
   1.83%, 5/21/02..............       2,000         1,985,767
Procter & Gamble Co.
   1.77%, 3/28/02..............       3,000         2,987,315
SBC Communications, Inc.
   1.87%, 2/07/02..............       2,800         2,794,619
UBS Finance, Inc.
   1.80%, 1/02/02..............       8,500         8,499,575
Verizon Network Funding
   1.79%, 3/28/02..............       2,500         2,489,310
Wells Fargo Corp.
   1.81%, 3/21/02..............       2,500         2,490,070
                                               --------------
Total Commercial Paper
   (amortized cost
   $45,376,049)................                    45,376,049
                                               --------------
TOTAL
   INVESTMENTS-98.8%
   (amortized cost
   $175,678,588)...............                   175,678,588
Other assets less
   liabilities-1.2%............                     2,182,849
                                               --------------
NET ASSETS-100%................                $  177,861,437
                                               ==============

--------------------------------------------------------------------------------
Glossary:

FRN - Floating Rate Note.

See Notes to Financial Statements.

MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

ASSETS

   Investments in securities, at value (cost $175,678,588)   $175,678,588
   Cash ..................................................         16,567
   Receivable for capital stock sold .....................      2,479,635
   Interest receivable ...................................         35,965
                                                             ------------
   Total assets ..........................................    178,210,755
                                                             ------------
LIABILITIES
   Dividends payable .....................................        205,088
   Advisory fee payable ..................................         75,915
   Payable for capital stock redeemed ....................          9,463
   Accrued expenses ......................................         58,852
                                                             ------------
   Total liabilities .....................................        349,318
                                                             ------------
NET ASSETS ...............................................   $177,861,437
                                                             ============
COMPOSITION OF NET ASSETS
   Capital stock, at par .................................   $    177,855
   Additional paid-in capital ............................    177,676,502
   Undistributed net investment income ...................          6,623
   Accumulated net realized gain on investments ..........            457
                                                             ------------
                                                             $177,861,437
                                                             ============
Class A Shares
   Net assets ............................................   $128,700,413
                                                             ============
   Shares of capital stock outstanding ...................    128,693,776
                                                             ============
   Net asset value per share .............................   $       1.00
                                                             ============
Class B Shares
   Net assets ............................................   $ 49,161,024
                                                             ============
   Shares of capital stock outstanding ...................     49,160,912
                                                             ============
   Net asset value per share .............................   $       1.00
                                                             ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2001              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest ..................................................        $6,840,399
                                                                      ----------
EXPENSES
   Advisory fee ..............................................           840,656
   Distribution fee-Class B ..................................            72,035
   Custodian .................................................            95,186
   Administrative ............................................            68,713
   Audit and legal ...........................................            30,122
   Printing ..................................................            23,072
   Directors' fees ...........................................             1,528
   Transfer agency ...........................................               914
   Miscellaneous .............................................             8,817
                                                                      ----------
   Total expenses ............................................         1,141,043
                                                                      ----------
   Net investment income .....................................         5,699,356
                                                                      ----------
REALIZED GAIN ON INVESTMENTS
   Net realized gain on investment transactions ..............               457
                                                                      ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................        $5,699,813
                                                                      ==========

--------------------------------------------------------------------------------
See Notes to Financial Statements.

MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                                    Year Ended            Year Ended
                                                                                   December 31,          December 31,
                                                                                       2001                  2000
                                                                                 =================     =================
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income...................................................      $       5,699,356     $       7,531,220
   Net realized gain on investments........................................                    457                 6,420
                                                                                 -----------------     -----------------
   Net increase in net assets from operations..............................              5,699,813             7,537,640
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
      Class A..............................................................             (4,947,616)           (7,378,560)
      Class B..............................................................               (751,740)             (152,660)
CAPITAL STOCK TRANSACTIONS
   Net increase............................................................             21,832,593            20,391,224
                                                                                 -----------------     -----------------
   Total increase..........................................................             21,833,050            20,397,644
NET ASSETS
   Beginning of period.....................................................            156,028,387           135,630,743
                                                                                 -----------------     -----------------
   End of period (including undistributed net investment income of
      $6,623 and $574, respectively).......................................      $     177,861,437     $     156,028,387
                                                                                 =================     =================

--------------------------------------------------------------------------------
See Notes to Financial Statements.

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Money Market Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts and amortizes premium as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

5. Dividends and Distributions

The Portfolio declares dividends daily from net investment income. The dividends are paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to tax character of distributions resulted in a net increase in undistributed net investment income and a corresponding decrease in accumulated net realized gain on investments. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .50% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $68,713 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2001.

During the year ended December 31, 2001, the Adviser agreed to waive its fee and to reimburse additional

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(Continued)                               Alliance Variable Products Series Fund
================================================================================

operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2001, the Portfolio received no such waivers/reimbursements.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $914 for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

At December 31, 2001, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2001 and December 31, 2000 were as follows:

                                                 2001                2000
                                            ===============     ==============
Distributions paid from:
   Ordinary income.......................   $     5,699,356     $    7,531,220
Total taxable distributions..............         5,699,356          7,531,220
                                            ---------------     --------------
Total distributions paid.................   $     5,699,356     $    7,531,220
                                            ===============     ==============

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                   $        7,080
                                                                --------------
Accumulated earnings........................................             7,080
                                                                --------------
Total accumulated earnings/(deficit)........................    $        7,080
                                                                ==============

                                          Alliance Variable Products Series Fund
================================================================================

NOTE F: Capital Stock

There are 2,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 1,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                             =======================================      =======================================
                                                              SHARES                                      AMOUNT
                                             =======================================      =======================================
                                                 Year Ended            Year Ended            Year Ended            Year Ended
                                                December 31,          December 31,          December 31,          December 31,
                                                    2001                  2000                  2001                  2000
                                             =================     =================      =================     =================
Class A
Shares sold.............................           428,367,063           994,301,584      $     428,367,063     $     994,301,584
Shares issued in reinvestment of
   dividends............................             4,947,617             7,378,560              4,947,617             7,378,560
Shares redeemed.........................          (450,884,651)         (989,883,925)          (450,884,651)         (989,883,925)
                                             -----------------     -----------------      -----------------     -----------------
Net increase (decrease).................           (17,569,971)           11,796,219      $     (17,569,971)    $      11,796,219
                                             =================     =================      =================     =================

Class B
Shares sold.............................           130,244,017            16,400,274      $     130,244,017     $      16,400,274
Shares issued in reinvestment of
   dividends............................               751,740               152,660                751,740               152,660
Shares redeemed.........................           (91,593,193)           (7,957,929)           (91,593,193)           (7,957,929)
                                             -----------------     -----------------      -----------------     -----------------
Net increase............................            39,402,564             8,595,005      $      39,402,564     $       8,595,005
                                             =================     =================      =================     =================

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       ===========================================================================
                                                                                          CLASS A
                                                       ===========================================================================
                                                                                  Year Ended December 31,
                                                       ===========================================================================
                                                           2001            2000            1999            1998            1997
                                                       ===========     ===========     ===========     ===========     ===========
Net asset value, beginning of period ...............   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
Net investment income ..............................           .04             .06             .05             .05             .05
                                                       -----------     -----------     -----------     -----------     -----------
Less: Dividends
Dividends from net investment income ...............          (.04)           (.06)           (.05)           (.05)           (.05)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period .....................   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       ===========     ===========     ===========     ===========     ===========
Total Return
Total investment return based on net asset value (a)          3.57%           5.91%           4.69%           4.98%           5.11%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........   $   128,700     $   146,270     $   134,467     $   119,574     $    67,584
Ratio to average net assets of:
   Expenses ........................................           .63%            .67%            .64%            .68%            .64%
   Net investment income ...........................          3.55%           5.73%           4.59%           4.84%           5.00%

                                                                             ===================================================
                                                                                                   CLASS B
                                                                             ===================================================
                                                                                Year                 Year              June 16,
                                                                                Ended               Ended             1999(b) to
                                                                             December 31,         December 31,       December 31,
                                                                                2001                 2000                1999
                                                                             ==========           ==========          ==========
Net asset value, beginning of period ...............................         $     1.00           $     1.00          $     1.00
                                                                             ----------           ----------          ----------
Income From Investment Operations
Net investment income ..............................................                .03                  .05                 .02
                                                                             ----------           ----------          ----------
Less: Dividends
Dividends from net investment income ...............................               (.03)                (.05)               (.02)
                                                                             ----------           ----------          ----------
Net asset value, end of period .....................................         $     1.00           $     1.00          $     1.00
                                                                             ==========           ==========          ==========
Total Return
Total investment return based on net asset value (a) ...............               3.32%                5.65%               2.52%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........................         $   49,161           $    9,758          $    1,163
Ratio to average net assets of:
   Expenses ........................................................                .90%                 .95%                .89%(c)
   Net investment income ...........................................               2.60%                5.64%               4.71%(c)

--------------------------------------------------------------------------------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(b)   Commencement of distribution.

(c)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Money Market Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Money Market Portfolio ("the Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

New York, New York
February 12, 2002

MONEY MARKET PORTFOLIO                    Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------
(1)   Member of the Audit Committee.

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MONEY MARKET PORTFOLIO                    Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                       PORTFOLIOS
                                                                                         IN FUND              OTHER
       NAME, ADDRESS,                              PRINCIPAL                             COMPLEX          DIRECTORSHIPS
       AGE OF DIRECTOR                           OCCUPATION(S)                         OVERSEEN BY           HELD BY
     (YEARS OF SERVICE*)                      DURING PAST 5 YEARS                       DIRECTOR            DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 56,                 President, Chief Operating Officer and                113                None
1345 Avenue of the Americas,          a Director of ACMC, with which he has
New York, NY 10105 (12)               been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,                     Formerly an Executive Vice President and              88            Ecolab Incorp.;
P.O. Box 4623,                        the Chief Insurance Officer of the Equitable                        BP Amoco Corp.
Stamford, CT 06903 (10)               Life Assurance Society of the United States;
                                      Chairman and Chief Executive Officer
                                      of Evlico; a Director of Avon, Tandem
                                      Financial Group and Donaldson, Lufkin
                                      & Jenrette Securities Corporation. She is
                                      currently a Director of Ecolab Incorporated
                                      (specialty chemicals) and BP Amoco
                                      Corporation (oil and gas).

David H. Dievler,#+ 72,               Independent consultant. Until December 1994,          94                 None
P.O. Box 167,                         Senior Vice President of ACMC responsible
Spring Lake, New Jersey               for mutual fund administration. Prior to joining
07762 (12)                            ACMC in 1984, Chief Financial Officer of
                                      Eberstadt Asset Management since 1968. Prior
                                      to that, Senior Manager at Price Waterhouse
                                      & Co. Member of American Institute of
                                      Certified Public Accountants since 1953.

John H. Dobkin,#+ 59,                 Consultant. Currently, President of the Board         91                 None
P.O. Box 12,                          of Save Venice, Inc. (preservation organization).
Annandale, New York                   Formerly a Senior Advisor from June 1999-
12504 (10)                            June 2000 and President from December 1989-
                                      May 1999 of Historic Hudson Valley
                                      (historic preservation). Previously,
                                      Director of the National Academy of
                                      Design. During 1988-92, Director and
                                      Chairman of the Audit Committee of ACMC.

--------------------------------------------------------------------------------
*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

MONEY MARKET PORTFOLIO                    Alliance Variable Products Series Fund
================================================================================

                                                                                       PORTFOLIOS
                                                                                         IN FUND              OTHER
       NAME, ADDRESS,                              PRINCIPAL                             COMPLEX          DIRECTORSHIPS
       AGE OF DIRECTOR                           OCCUPATION(S)                         OVERSEEN BY           HELD BY
     (YEARS OF SERVICE*)                      DURING PAST 5 YEARS                       DIRECTOR            DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr.,#+ 69,          Investment Adviser and an independent                 110                None
Room 100,                             consultant. Formerly Senior Manager of
2 Greenwich Plaza,                    Barrett Associates, Inc., a registered
Greenwich, Connecticut                investment adviser, with which he had been
06830 (12)                            associated since prior to 1997. Formerly
                                      Deputy Comptroller of the State of New
                                      York and, prior thereto, Chief Investment
                                      Officer of the New York Bank for Savings.

Clifford L. Michel,#+ 62,             Senior Counsel of the law firm of Cahill              91             Placer Dome, Inc.
St. Bernard's Road,                   Gordon & Reindel, with which he has been
Gladstone, New Jersey                 associated since prior to 1997. President
07934 (10)                            and Chief Executive Officer of Wenonah
                                      Development Company (investments) and
                                      a Director of Placer Dome, Inc. (mining)

Donald J. Robinson,#+ 67,             Senior Counsel of the law firm of Orrick,             103                None
98 Hell's Peak Road,                  Herrington & Sutcliffe LLP since January 1997.
Weston, Vermont 05161 (6)             Formerly a senior partner and a member of
                                      the Executive Committee of that firm. Member
                                      of the Municipal Securities Rulemaking
                                      Board and a Trustee of the Museum of the
                                      City of New York.

--------------------------------------------------------------------------------
*     There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

MONEY MARKET PORTFOLIO                    Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's officers is set forth below.

     NAME, ADDRESS*                  POSITION(S) HELD                       PRINCIPAL OCCUPATION
         AND AGE                         WITH FUND                          DURING PAST 5 YEARS**
-------------------------------------------------------------------------------------------------------------------
John D. Carifa, 56               Chairman & President         See biography above.

Kathleen A. Corbet, 42           Senior Vice President        Executive Vice President of ACMC, with which she has
                                                              been associated since prior to 1997.

Alfred L. Harrison, 64           Senior Vice President        Vice Chairman of ACMC, with which he has been
                                                              associated since prior to 1997.

Wayne D. Lyski, 60               Senior Vice President        Executive Vice President of ACMC, with which he has
                                                              been associated with since prior to 1997.

Raymond J. Papera, 45            Vice President               Senior Vice President of ACMC, with which he has
                                                              been associated since prior to 1997.

Edmund P. Bergan, Jr., 51        Secretary                    Senior Vice President and the General Counsel of
                                                              Alliance Fund Distributors, Inc. (AFD) and Alliance
                                                              Global Investor Services Inc. ("AGIS"), with which
                                                              he has been associated since prior to 1997.

Mark D. Gersten, 51              Treasurer and                Senior Vice President of AGIS, with which he has been
                                 Chief Financial Officer      associated since prior to 1997.

Thomas R. Manley, 50             Controller                   Vice President of ACMC, with which he has been
                                                              associated since prior to 1997.

--------------------------------------------------------------------------------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


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